                                                                    Exhibit 99.2

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

       In connection with the filing of the Annual Report on Form 10-K for the fiscal year ended September 29, 2002 (the "Report") by Overhill Farms, Inc. ("Registrant"), the undersigned hereby certifies that:

          1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



                                      By: /s/ James Rudis
                                          ---------------------------
                                          James Rudis
                                          President and Chief Executive Officer